EQUITY INCENTIVE PLAN
OUTSIDE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT
(OUTSIDE DIRECTOR ANNUAL EQUITY AWARD)
FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this Restricted Stock Unit Agreement (this “Agreement”), in the Terms and Conditions set forth in Exhibit A, and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.
Name of Participant:    %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Participant’s ID #:    %%EMPLOYEE_IDENTIFIER%-%
Participant’s Address:    %%ADDRESS_LINE_1%-%
    %%ADDRESS_LINE_2%-%
    %%ADDRESS_LINE_3%-%
    %%CITY_STATE_ZIPCODE%-%
    %%COUNTRY%-%
Award Number:    %%OPTION_NUMBER%-%
Date of Award:    %%OPTION_DATE,’Month DD, YYYY’%-%
Number of RSUs Awarded:    %%TOTAL_SHARES_GRANTED,’999,999,999’%-%
Vest / Release Schedule:    Provided the Participant renders continuous service to the Company as a member of the Board of Directors or a Consultant (“Service”), the RSUs will vest in twelve (12) equal monthly installments beginning on
    %%VEST_DATE_PERIOD1,’Month DD, YYYY’%-%,
    such that the RSUs awarded will vest in full upon completion of one year of Board service. The twelfth vesting installment will be considered earned as of the earlier of the Company’s Annual Meeting of Stockholders in the year following the year of grant or the twelve (12) month anniversary of the Date of Award. Vested RSUs will be released to the Participant on the final vest date or the first market trading day thereafter.

The Company has signed this Agreement effective as of the Date of Award.
FORMFACTOR, INC.

Michael Slessor
President and Chief Executive Officer
    1

Exhibit A
EQUITY INCENTIVE PLAN
OUTSIDE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT
TERMS AND CONDITIONS
This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
This Agreement, Exhibit A, and the Plan constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement or Exhibit A and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.
1.EFFECT OF TERMINATION OF SERVICE. If the Participant’s Service is terminated by the Participant or by the Company before an applicable vesting date for any reason, all of the RSUs which have not yet vested shall be forfeited without consideration.
2.SETTLEMENT. To the extent an RSU becomes vested and the Participant has not elected to defer settlement of the RSU, each vested RSU will be settled in Shares in exchange for such RSU on the earlier of: (i) the date on which the RSUs subject to this Agreement are fully vested, or (ii) the Participant’s separation from service within the meaning of Code Section 409A (“Separation from Service”) (or the first market trading day thereafter, but no later than March 15th of the year following the scheduled release date). To the extent an RSU becomes vested and the Participant has elected to defer settlement of the RSU, each vested RSU will be settled in Shares upon the Participant’s Separation from Service (or the first market trading day thereafter, but no later than March 15th of the year following the scheduled release date) in exchange for such RSU. Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and the Participant shall have no further rights or entitlements related to those settled RSUs. Notwithstanding the foregoing, to the extent the RSUs are settled upon the Participant’s Separation from Service, such settlement shall be delayed, to the extent required under Code Section 409A, until the Company’s first business day following the six-month anniversary of his or her Separation from Service.
3.RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.
4.TAX ADVICE. The Participant represents warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
5.NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant.
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6.RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.
7.TAX CONSEQUENCES. Participant should refer to the prospectus for the Plan for a description of the federal tax consequences associated with this Award. A copy of the prospectus is available at the Stock Administration/Plan Documents page of the Company’s internal website, or upon request from the Company’s Stock Administrator.
8.RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind.
9.ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.
10.NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the Company’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.
11.SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
12.CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.
13.ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan.
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14.LIABILITY. The Company (or members of the Board or Committee) shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement.
15.MISCELLANEOUS.
    15.1    This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
    15.2    The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees.
    15.3    To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.
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EQUITY INCENTIVE PLAN
PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Performance-Based Restricted Stock Units (“PRSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this Performance-Based Restricted Stock Unit Agreement (this “Agreement”), in the Terms and Conditions set forth in Exhibit A, Exhibit B, and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.
Name of Participant:    %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Participant’s ID #:    %%EMPLOYEE_IDENTIFIER%-%
Participant’s Address:    %%ADDRESS_LINE_1%-%
    %%ADDRESS_LINE_2%-%
    %%ADDRESS_LINE_3%-%
    %%CITY_STATE_ZIPCODE%-%
    %%COUNTRY%-%
Award Number:    %%OPTION_NUMBER%-%
Date of Award:    %%OPTION_DATE,'Month DD, YYYY'%-%
Target Number of PRSUs Awarded:    %%TOTAL_SHARES_GRANTED,'999,999,999'%-%
Vest / Release Schedule:    Provided the Participant renders continuous service to the Company, the Participant shall become vested in the number of PRSUs that are earned as set forth in Exhibit B (rounded down to the nearest whole number) on the later of the third anniversary of the Date of Award or the date the Performance Conditions set forth in Exhibit B are determined to be satisfied. Vested PRSUs will be released to the Participant on the vest date or the first market trading day thereafter.
The Company has signed this Agreement effective as of the Date of Award.
FORMFACTOR, INC.

Michael Slessor
President and Chief Executive Officer
    1

Exhibit A
EQUITY INCENTIVE PLAN
PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
TERMS AND CONDITIONS
This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
This Agreement, Exhibit A, Exhibit B, and the Plan constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement, Exhibit A, or Exhibit B and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.
1.EFFECT OF TERMINATION OF EMPLOYMENT.
1.1Except as otherwise provided in Section 1.2 and 1.3 below, if the Participant’s employment is terminated by the Participant or by the Company (or one of its subsidiaries or affiliates) before the applicable vesting date for any reason, all of the Performance-Based Restricted Stock Units (“PRSUs”) which have not yet vested shall be forfeited without consideration.
1.2To the extent the PRSUs are outstanding at the time of a Corporate Transaction, such PRSUs shall automatically become earned at the greater of (a) the Target Number of PRSUs set forth in the Agreement or (b) based on the satisfaction of the Performance Conditions as set forth in Exhibit B immediately prior to the close of the Corporate Transaction, (the “Earned PRSUs”), and shall automatically become vested in full immediately prior to the close of the Corporate Transaction and settled in accordance with Section 2 below. No such accelerated vesting, however, shall occur if and to the extent: (i) the Earned PRSUs are, in connection with the Corporate Transaction, either assumed by the successor corporation (or parent thereof) or replaced with comparable performance-based stock units of the successor corporation (or parent thereof), in each case having a minimum payout equal to the Earned PRSUs and preserving the settlement provisions set forth in Section 2 below, or (ii) the Earned PRSUs are replaced with a cash incentive program of the successor corporation which complies with Code Section 409A, and, at a minimum, preserves the fair market value of the Earned PRSUs at the time of the Corporate Transaction and provides for subsequent pay-out in accordance with the settlement provisions set forth in Section 2 below. The determination of the comparability of the performance-based stock units under clause (i) above shall be made by the Committee, and such determination shall be final, binding and conclusive. If, following a Corporate Transaction, the Participant’s employment is terminated without Cause, the Earned PRSUs shall become vested in full and settled in accordance with Section 2 below.
1.3To the extent the PRSUs are outstanding at the time of the Participant’s death or Disability, such PRSUs shall automatically become earned and vested in full on the date of Participant’s death or termination of employment on account of Disability at the Target Number of PRSUs set forth in the Agreement, and settled in accordance with Section 2 below.
2.SETTLEMENT. In accordance with the Plan, to the extent an PRSU becomes earned and vested, and subject to the Participant’s satisfaction of any tax withholding obligations as discussed below, each vested PRSU will be settled in Shares on the applicable vesting date (or the first market trading day thereafter) in exchange for such PRSU. Issuance of Shares shall be in complete satisfaction of such
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vested PRSUs. Such settled PRSUs shall be immediately cancelled and no longer outstanding and Participant shall have no further rights or entitlements related to those settled PRSUs.
3.RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.
4.TAX WITHHOLDING OBLIGATIONS.
(a)     Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax (including federal, state, foreign and local taxes), social security contributions, payroll tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the ultimate liability for all Tax Related Items legally due by Participant is and remains Participant’s responsibility and that neither the Company nor the Employer (i) makes any representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the PRSUs, including, but not limited to, the grant, vesting or settlement of the PRSUs, the conversion of the PRSUs into Shares, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends (if any); and (ii) they do not commit to structure the terms of the grant or any aspect of the PRSUs to reduce or eliminate Participant’s liability for Tax Related Items or achieve any particular tax result. Further, if Participant has become subject to tax and/or social security contributions in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Participant acknowledges that the Company or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related Items in more than one jurisdiction.
(b)    Prior to any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Related Items. In this regard, Participant authorizes the Company or the Employer, or its respective agents, at its discretion, to satisfy the obligations with regard to all Tax Related Items by one or a combination of the following: (1) withholding from Participant’s wages or other cash compensation paid to Participant by the Employer; (2) withholding from proceeds of the sale of Shares acquired at vesting/settlement of the PRSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (3) withholding in Shares to be issued upon vesting/settlement of the PRSUs.
(c)    To avoid negative accounting treatment, the Company may withhold or account for Tax Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax Related Items is satisfied by withholding in Shares of, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested PRSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Related Items due as a result of any aspect of Participant’s participation in the Plan.
(d)    Finally, Participant shall pay to the Company any amount of Tax Related Items that the Company may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Participant acknowledges and agrees that should the amount of withholding for Tax Related Items be in excess of the actual tax due, the Company will refund the excess amount to him or her as soon as administratively practicable and without any interest. The Company may refuse to deliver Shares to the Participant if Participant fails to comply with Participant’s obligations in connection with the Tax Related Items.
4.TAX ADVICE. The Participant represents warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences
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of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY PERFORMANCE-BASED RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
5.NON-TRANSFERABILITY. The PRSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the PRSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant.
6.RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of PRSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.
7.RIGHTS AS SHAREHOLDER. The Participant holding PRSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding PRSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, PRSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The PRSUs shall not be treated as property or as a trust fund of any kind.
8.LABOR ACKNOWLEDGEMENT. In accepting the award of the PRSUs, Participant acknowledges, understands and agrees that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time without affecting existing PRSUs; (b) the award of PRSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of PRSUs, or benefits in lieu of PRSUs even if PRSUs have been awarded repeatedly in the past; (c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary; (e) the PRSUs and the Shares subject to the PRSUs are not intended to replace any pension rights or compensation; (f) the PRSUs are not part of normal or expected compensation or salary for the purposes of the calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments; (g) neither the award of the PRSUs nor any provision of this Agreement, the Plan or the policies adopted pursuant to the Plan confer upon Participant any right with respect to employment or continuation of current employment, and the PRSUs and Participant’s participation in the Plan shall not be interpreted to form an employment contract; (h) the future value of the underlying Shares is unknown and cannot be predicted with certainty; (i) no claim or entitlement to compensation or damages shall arise from forfeiture of the PRSUs resulting from termination of Participant’s employment by the Employer (for any reason whatsoever) except as may be expressly set forth herein; and (k) the PRSUs and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger or take-over.
9.ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as
    4

are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.
10.EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the PRSUs awarded pursuant to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by the Company except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s employee benefit plans.
11.NO EMPLOYMENT RIGHTS. For clarity, the award of the PRSUs pursuant to this Agreement does not give the Participant any right or expectation to remain employed by the Company or any Subsidiary notwithstanding whether the termination of Participant’s employment would result in an award not fully vesting or vesting at all. The Participant agrees that the Participants rights hereunder shall be subject to set-off by the Company for any valid debts the Participant owes the Company.
12.NO ADVICE FROM COMPANY. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
13.NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the employer’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.
14.SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
15.CONSTRUCTION. The PRSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.
16.IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the PRSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law.
17.ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding PRSUs covered under this Agreement may be adjusted pursuant to the Plan.
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18.LIABILITY. Neither the Company (or members of the Board or Committee) nor the Employer shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of PRSUs or Shares under this Agreement.
19.MISCELLANEOUS.
19.1This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
19.2The Participant acknowledges and agrees that the PRSUs are subject to the Company’s clawback policy and the requirements of applicable law and all or a portion of the PRSUs may be subject to recoupment in the event of an accounting restatement by the Company.
19.3The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees.
19.4To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.
19.5 If the Participant has received this Agreement, including Appendices, or any other document related to the Plan translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control.
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EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this Restricted Stock Unit Agreement (this “Agreement”), in the Terms and Conditions set forth in Exhibit A, and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.
Name of Participant:    %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Participant’s ID #:    %%EMPLOYEE_IDENTIFIER%-%
Participant’s Address:    %%ADDRESS_LINE_1%-%
    %%ADDRESS_LINE_2%-%
    %%ADDRESS_LINE_3%-%
    %%CITY_STATE_ZIPCODE%-%
    %%COUNTRY%-%
Award Number:    %%OPTION_NUMBER%-%
Date of Award:    %%OPTION_DATE,’Month DD, YYYY’%-%
Number of RSUs Awarded:    %%TOTAL_SHARES_GRANTED,’999,999,999’%-%
Vest / Release Schedule:    Provided the Participant renders continuous service to the Company, the RSUs will vest in twelve (12) equal quarterly installments, such that 100% of the total number of RSUs awarded will be vested on the third anniversary of the Date of Award. Vested RSUs will be released to the Participant on the vest date or the first market trading day thereafter.
The Company has signed this Agreement effective as of the Date of Award.
FORMFACTOR, INC.

Michael Slessor
President and Chief Executive Officer

Exhibit A
EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
TERMS AND CONDITIONS
This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
This Agreement, Exhibit A, and the Plan constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement or Exhibit A and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.
1.EFFECT OF TERMINATION OF EMPLOYMENT. If the Participant’s employment is terminated by the Participant or by the Company (or one of its subsidiaries or affiliates) before an applicable vesting date for any reason, all of the Restricted Stock Units (“RSUs”) which have not yet vested shall be forfeited as of the last day of active service (which will not be extended for any notice of termination period) without consideration.
2.SETTLEMENT. In accordance with the Plan, to the extent an RSU becomes vested, and subject to the Participant’s satisfaction of any tax withholding obligations as discussed below, each vested RSU will be settled in Shares on the applicable vesting date(s) (or the first market trading day thereafter) in exchange for such RSU. Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and Participant shall have no further rights or entitlements related to those settled RSUs.
3.RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.
4.TAX WITHHOLDING OBLIGATIONS.
    (a)    Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax (including federal, state, foreign and local taxes), social security contributions, payroll tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the ultimate liability for all Tax Related Items legally due by Participant is and remains Participant’s responsibility and that neither the Company nor the Employer (i) makes any representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the conversion of the RSUs into Shares, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends (if any); and (ii) they do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax Related Items or achieve any particular tax result. Further, if Participant has become subject to tax and/or social security contributions in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Participant acknowledges that the Company or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related Items in more than one jurisdiction.

    (b)    Prior to any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Related Items. In this regard, Participant authorizes the Company or the Employer, or its respective agents, at its discretion, to satisfy the obligations with regard to all Tax Related Items by one or a combination of the following: (1) withholding from Participant’s wages or other cash compensation paid to Participant by the Employer; (2) withholding from proceeds of the sale of Shares acquired at vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (3) withholding in Shares to be issued upon vesting/settlement of the RSUs.
    (c)    To avoid negative accounting treatment, the Company may withhold or account for Tax Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax Related Items is satisfied by withholding in Shares of, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Related Items due as a result of any aspect of Participant’s participation in the Plan.
    (d)    Finally, Participant shall pay to the Company any amount of Tax Related Items that the Company may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Participant acknowledges and agrees that should the amount of withholding for Tax Related Items be in excess of the actual tax due, the Company will refund the excess amount to him or her as soon as administratively practicable and without any interest. The Company may refuse to deliver Shares to the Participant if Participant fails to comply with Participant’s obligations in connection with the Tax Related Items.
5.TAX ADVICE. The Participant represents warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
6.NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant.
7.RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.
8.RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement,

RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind.
9.LABOR ACKNOWLEDGEMENT. In accepting the award of the RSUs, Participant acknowledges, understands and agrees that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time; (b) the award of RSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs even if RSUs have been awarded repeatedly in the past; (c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary; (e) the award of RSUs and the Shares subject to the RSUs are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Employer, and the RSUs are outside the scope of Participant’s employment contract, if any; (f) the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation; (g) the RSUs are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Employer; (h) neither the award of the RSUs nor any provision of this Agreement, the Plan or the policies adopted pursuant to the Plan confer upon Participant any right with respect to employment or continuation of current employment, and the RSUs and Participant’s participation in the Plan shall not be interpreted to form an employment contract or relationship with the Employer or the Company; (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty, (j) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from termination of Participant’s employment by the Employer (for any reason whatsoever), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company or the Employer, waive his or her ability, if any, to bring any such claim, and release the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; and (k) the RSUs and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger or take-over. For clarity, the value of the RSUs awarded pursuant to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by the Company except as such plan otherwise expressly provides.
10.ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.
11.EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s employee benefit plans.
12.NO EMPLOYMENT RIGHTS. For clarity, the award of the RSUs pursuant to this Agreement does not give the Participant any right or expectation to remain employed by the Company or any Subsidiary notwithstanding whether the termination of Participant’s employment would result in an award not fully vesting or vesting at all. The Participant agrees that the Participants rights hereunder shall be subject to set-off by the Company for any valid debts the Participant owes the Company.
13.NO ADVICE FROM COMPANY. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
14.NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the employer’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.
15.SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
16.CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.
17.IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan.
19.LIABILITY. Neither the Company (or members of the Board or Committee) nor the Employer shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement.
20.MISCELLANEOUS.
    20.1    This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
    20.2    The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees.
    20.3    To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.
    20.4     If the Participant has received this Agreement, including Appendices, or any other document related to the Plan translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control.

EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this Restricted Stock Unit Agreement (this “Agreement”), in the Terms and Conditions set forth in Exhibit A, and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.
Name of Participant:    %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Participant’s ID #:    %%EMPLOYEE_IDENTIFIER%-%
Participant’s Address:    %%ADDRESS_LINE_1%-%
    %%ADDRESS_LINE_2%-%
    %%ADDRESS_LINE_3%-%
    %%CITY_STATE_ZIPCODE%-%
    %%COUNTRY%-%
Award Number:    %%OPTION_NUMBER%-%
Date of Award:    %%OPTION_DATE,’Month DD, YYYY’%-%
Number of RSUs Awarded:    %%TOTAL_SHARES_GRANTED,’999,999,999’%-%
Vest / Release Schedule:    Provided the Participant renders continuous service to the Company, one-third (1/3) of the RSUs will vest on the first anniversary of the Date of Award and thereafter, one-twelfth (1/12) of the RSUs will vest in eight (8) equal quarterly installments, such that 100% of the total number of RSUs awarded will be vested on the third anniversary of the Date of Award. Vested RSUs will be released to the Participant on the vest date or the first market trading day thereafter.
The Company has signed this Agreement effective as of the Date of Award.
FORMFACTOR, INC.

Michael Slessor
President and Chief Executive Officer
    1

Exhibit A
EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
TERMS AND CONDITIONS
This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
This Agreement, Exhibit A, and the Plan constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement or Exhibit A and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.
1.EFFECT OF TERMINATION OF EMPLOYMENT. If the Participant’s employment is terminated by the Participant or by the Company (or one of its subsidiaries or affiliates) before an applicable vesting date for any reason, all of the Restricted Stock Units (“RSUs”) which have not yet vested shall be forfeited as of the last day of active service (which will not be extended for any notice of termination period) without consideration.
2.SETTLEMENT. In accordance with the Plan, to the extent an RSU becomes vested, and subject to the Participant’s satisfaction of any tax withholding obligations as discussed below, each vested RSU will be settled in Shares on the applicable vesting date(s) (or the first market trading day thereafter) in exchange for such RSU. Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and Participant shall have no further rights or entitlements related to those settled RSUs.
3.RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.
4.TAX WITHHOLDING OBLIGATIONS.
    (a)    Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax (including federal, state, foreign and local taxes), social security contributions, payroll tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the ultimate liability for all Tax Related Items legally due by Participant is and remains Participant’s responsibility and that neither the Company nor the Employer (i) makes any representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the conversion of the RSUs into Shares, the subsequent sale of any Shares acquired at vesting and the receipt of any dividends (if any); and (ii) they do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax Related Items or achieve any particular tax result. Further, if Participant has become subject to tax and/or social security contributions in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Participant acknowledges that the Company or the Employer (or former employer, as applicable) may be required to withhold or account for Tax Related Items in more than one jurisdiction.
    2

    (b)    Prior to any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Related Items. In this regard, Participant authorizes the Company or the Employer, or its respective agents, at its discretion, to satisfy the obligations with regard to all Tax Related Items by one or a combination of the following: (1) withholding from Participant’s wages or other cash compensation paid to Participant by the Employer; (2) withholding from proceeds of the sale of Shares acquired at vesting/settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (3) withholding in Shares to be issued upon vesting/settlement of the RSUs.
    (c)    To avoid negative accounting treatment, the Company may withhold or account for Tax Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax Related Items is satisfied by withholding in Shares of, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax Related Items due as a result of any aspect of Participant’s participation in the Plan.
    (d)    Finally, Participant shall pay to the Company any amount of Tax Related Items that the Company may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. Participant acknowledges and agrees that should the amount of withholding for Tax Related Items be in excess of the actual tax due, the Company will refund the excess amount to him or her as soon as administratively practicable and without any interest. The Company may refuse to deliver Shares to the Participant if Participant fails to comply with Participant’s obligations in connection with the Tax Related Items.
5.TAX ADVICE. The Participant represents warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
6.NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant.
7.RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.
8.RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement,
    3

RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind.
9.LABOR ACKNOWLEDGEMENT. In accepting the award of the RSUs, Participant acknowledges, understands and agrees that (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time; (b) the award of RSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs even if RSUs have been awarded repeatedly in the past; (c) all decisions with respect to future awards, if any, will be at the sole discretion of the Company; (d) Participant’s participation in the Plan is voluntary; (e) the award of RSUs and the Shares subject to the RSUs are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Employer, and the RSUs are outside the scope of Participant’s employment contract, if any; (f) the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation; (g) the RSUs are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension, retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Employer; (h) neither the award of the RSUs nor any provision of this Agreement, the Plan or the policies adopted pursuant to the Plan confer upon Participant any right with respect to employment or continuation of current employment, and the RSUs and Participant’s participation in the Plan shall not be interpreted to form an employment contract or relationship with the Employer or the Company; (i) the future value of the underlying Shares is unknown and cannot be predicted with certainty, (j) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from termination of Participant’s employment by the Employer (for any reason whatsoever), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company or the Employer, waive his or her ability, if any, to bring any such claim, and release the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims; and (k) the RSUs and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger or take-over. For clarity, the value of the RSUs awarded pursuant to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by the Company except as such plan otherwise expressly provides.
10.ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.
11.EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s employee benefit plans.
12.NO EMPLOYMENT RIGHTS. For clarity, the award of the RSUs pursuant to this Agreement does not give the Participant any right or expectation to remain employed by the Company or any Subsidiary
    4

notwithstanding whether the termination of Participant’s employment would result in an award not fully vesting or vesting at all. The Participant agrees that the Participants rights hereunder shall be subject to set-off by the Company for any valid debts the Participant owes the Company.
13.NO ADVICE FROM COMPANY. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.
14.NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the employer’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.
15.SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
16.CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.
17.IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan.
19.LIABILITY. Neither the Company (or members of the Board or Committee) nor the Employer shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement.
20.MISCELLANEOUS.
    20.1    This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
    20.2    The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the
    5

restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees.
    20.3    To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.
    20.4     If the Participant has received this Agreement, including Appendices, or any other document related to the Plan translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control.
    6